TOUCHSTONE FUNDS


                                    Transactions Pursuant to Rule 10f-3 of ICA

                                        Touchstone Variable Insurance Trust
                                           Income Opportunity Portfolio



 Name of Issuer:                                     Primus Telecom

Name of Security:                  Primus Telecom 11.75%, 8/01/04  (# 741929AB9)

Years of Issuers Operations:                         3

Date of Purchase:                                    7/30/97

Number of Units Purchased:                           300

Price Per Unit:                                      $100.00

Total Price Paid:                                    $300,000.00

Portfolio Assets on Trade Date:                      $19,011,800

 % Gross Underwriting Spread:                        3.50 %

Underwriting Type:                                   Firm

 Total Offering:         225,000,000 SR Notes 11 3/8 %, due 8/01/04 and Warrants
4% of Offering:                            9,000 units or 9,000,000 Par value

3% of Total Assets:                                  $570,354
-------------------

Underwriter from whom Portfolio purchased:  Donaldson, Lufkin & Jenrette
















                                                 TOUCHSTONE FUNDS

                                    Transactions Pursuant to Rule 10f-3 of ICA

                                        Touchstone Variable Insurance Trust
                                           Income Opportunity Portfolio



 Name of Issuer:                                     Big 5 Corp

Name of Security:              Big 5 Corp 10.875% due 11/15/07, cusip#089150AA4
-----------------

Years of Issuers Operations:                         42

Date of Purchase:                                    11/17/97

Number of Units Purchased:                           500

Price Per Unit:                                      $99.549

Total Price Paid:                                    $500,000.00

Portfolio Assets on Trade Date:                      $23,928,133

 % Gross Underwriting Spread:                        3%

Underwriting Type:                                   Firm

 Total Offering:                                     131,000,000

25% of Offering:  *                                  32,750,000 Par value
3% of Total Assets:                                  $717,843.99

Underwriter from whom Portfolio purchased: Donaldson, Lufkin & Jenrette Securities Corp

                                                     Credit Suisse First Boston

                                                     Chase Securities Inc

                                                     Goldman, Sachs & Co



*  As of October 1997







                                                 TOUCHSTONE FUNDS

                                    Transactions Pursuant to Rule 10f-3 of ICA

                                        Touchstone Variable Insurance Trust
                                           Income Opportunity Portfolio



 Name of Issuer:                                     Werner Holdings

Name of Security:             Werner Holdings 10% due 11/15/07, cusip#950761AA4
-----------------

Years of Issuers Operations:                         6

Date of Purchase:                                    11/14/97

Number of Units Purchased:                           300

Price Per Unit:                                      $100.00

Total Price Paid:                                    $300,000.00

Portfolio Assets on Trade Date:                      $23,778,154

 % Gross Underwriting Spread:                        3%

Underwriting Type:                                   Firm

 Total Offering:                                     135,000,000

25% of Offering:  *                                  33,750,000 Par value
3% of Total Assets:                                  $713,344.62

Underwriter from whom Portfolio purchased: Donaldson, Lufkin & Jenrette Securities Corp

                                                     Credit Suisse First Boston

                                                     Chase Securities Inc

                                                     Goldman, Sachs & Co

*  As of October 1997